EXHIBIT 10s.6

                             HOMELAND STORES, INC.
                              1994 TOTAL COMPANY
                      FISCAL 1994 PERFORMANCE BONUS PLAN
                                 AS OF 5-19-94





                                           PAGE & SECTION
PACKAGE CONTENTS:                                 NUMBER:



  o  General Assumptions for Fiscal 1994         1
     Cash Bonus Plan Proposal.


  o  Total Company Fiscal 1994 Bonus Plan        2
     Matrix: Cash Bonus and Minimum
     Company Performance Levels Required.


  o  Cash Bonus Level Categories & "%" Payout    3-1 to 3-3
     and Number of People Eligible (based on
     performance of Company)

  o  Retail Stores Bonus Plan                    4-1 to 4-2











                             (INDEX PAGE)

(LK-MATRIX4A/fw)







Homeland Stores, Inc.
Fiscal 1994 Performance Bonus Plan
as of 5-19-94

GENERAL ASSUMPTIONS/REQUIREMENTS:





o Anticipated minimum cash bonus payout is approximately $2.9m for fiscal 1994: Store bonus of $1.450m and management
      (Headquarters and Warehouse) of $1.450m at 1994 pre-bonus EBIT of $22.8m.


o Incremental sharing of increased EBIT will be up to 40% of the profit improvement until the original refinancing numbers are achieved for fiscal 1994 (after Bonus EBIT of $31.4m).


o Only those employees who are still actively employed at the time of payout for the cash awards based on fiscal 1994 results will receive the awards. No prorates to anyone who leaves prior to award distribution except for those that have received prior approval from the Compensation Committee of the Board of Directors.

o In the event of a change of control (as defined in the Credit Agreement and Senior Note Indenture), the annual cash bonus will be awarded under the assumption that the annual plan is met and particpants will be required to stay through the Retention Period, as defined in the Retention Plan, in order to receive any additional payments.

o     Bonus, including any discretionary amount, will be paidout to participants on a quarterly basis execpt in the event of a change in control, any amount due will be paid as soon as practical.








                             1




Homeland Stores, Inc.
Fiscal 1994 Performance Bonus Plan
as of 5-19-94


TOTAL COMPANY FISCAL 1994 BONUS PLAN MATRIX:


                        (A)        (B)   ($00 000)

FINANCIAL
AREA/CRITER
IA
BONUS $
BASE @
EBIT OF:
INCREMEN
TAL
BONUS
$'S
@ EBIT
OF:
INCREMEN
TAL
BONUS
$'S
@ EBIT
OF:
(52)
WEEKS
FISCAL
1993
ACTUAL
EBIT $
(PRE-BONUS)
22.8

22.8
TO
36.8
36.8
UP

22.8EBITDA $
(PRE-BONUS)
38.1
38.1
TO
53.1
53.1
UP

38.1CASH
BONUS $'S

 2.9
2.9
TO
5.4
5.4
UP

 2.9EBIT $
(AFTER
BONUS)
19.9
19.9
TO
31.4
31.4
UP

19.9EBITDA $
(AFTER
BONUS)
35.2
35.2
TO
46.8
46.8
UP

35.2CASH BONUS
$'S AS A %
OF
PRE-BONUS
EBITDA
   -
7.1%
TO
10.2%
10.3%
UP

7.6%CASH BONUS
% "SHARING"
OF
INCREMENTAL
PRE-BONUS
EBITDA $
 -0-UP TO
40%
UP TO
60%
N/A



                                 2





Homeland Stores, Inc.
Fiscal 1994 Performance Bonus Plan
as of 5-19-94



CASH BONUS LEVEL CATEGORIES & " %" PAYOUT:  "%" X  SALARY






                       (A)      (B)

BONUS
CATEGORY
(2):
# OF
PEOPLE
ELIGIBL
E
1994
PRE-
BONUS
EBIT
1994
PRE-
BONUS
EBIT
1993
TARGET
%
BONUS
Officers
(*)1
     8  100/50
100/100
 100/50
                        (A)      (B)

BONUS
CATEGORY
(3):
# OF
PEOPLE
ELIGIBL
E
1994
PRE-
BONUS
EBIT
1994
PRE-
BONUS
EBIT
1993
TARGET
%
BONUS
.
Directors
(*)2
  25 50/10 50/20 40














                                      3-1






Homeland Stores, Inc.
Fiscal 1994 Performance Bonus Plan
as of 5-19-94

CASH BONUS LEVEL CATEGORIES & "%" PAYOUT: "%" X SALARY


                       (A)      (B)

BONUS
CATEGORY
(4):
# OF
PEOPLE
ELIGIB
LE
1994
PRE-
BONUS
EBIT
1994
PRE-
BONUS
EBIT
1993
TARGET
%
BONUS
. HQ, Whse.
Managers
   24   15   30    10
                       (A)      (B)

BONUS
CATEGORY (5):
# OF
PEOPLE
ELIGIBL
E
1994
PRE-
BONUS
EBIT
1994
PRE-
BONUS
EBIT
1993
TARGET
%
BONUS
. Other HQ,
Whse
Supervisors
(*)3
   81    5   10   5
                       (A)      (B)

BONUS
CATEGORY
OTHER (6):
# OF
PEOPLE
ELIGIB
LE
1994
PRE-
BONUS
EBIT
1994
PRE-
BONUS
EBIT
1993
TARGET
%
BONUS
. District
Managers
    6(SEE
DIST.MGR
SEPARAT
E
PLAN). Store
Managers
  112(SEE
STORE
SEPARAT
E
PLAN). Assistant
Store Managers
# 1
  115(SEE
STORE
SEPARAT
E
PLAN). Assistant
Store
Managers # 2
   44(SEE
STORE
SEPARAT
E
PLAN). Pharmacy
Managers
   55(SEE
PHARMACY

SEPARAT
E
PLAN). Assistant
Pharmacy
Mgrs.
   40(SEE
PHARMACY
SEPARAT
E
PLAN). Other (*)5    1      50    50  50



                                      3-2

Homeland Stores, Inc.
Fiscal 1994 Performance Bonus Plan
as of 5-19-94


CASH BONUS LEVEL CATEGORIES & "%" PAYOUT: "%" X SALARY


                           (A)       (B)

BONUS
CATEGORY
TOTAL:
# OF
PEOPLE
ELIGIB
LE
1994
PRE-
BONUS
EBIT
1994
PRE-
BONUS
EBIT
1993
TARGET
%
BONUS
TOTAL COMPANY CASH
BONUS $'S AVAILABLE
511$2.9m
to
$5.4m
$5.4m up    -
(*)1  Mary Mikkelson (Chief Accounting Officer, Asst. Secretary &
      Treasurer), Prentess Alletag (Vice President, Human
      Resources), Chester Misialek (Vice President, Distribution and Transportation) and Al Fideline (Vice President, Retail
      Operations).

(*)2  Directors at Headquarters and Warehouse.

(*)3 Headquarters and Warehouse Supervisors will be selected to participate based on job responsibilities and quantifiable goals.

(*)4 100/50 and 100/100, et al, means that 100% would be paid for in the target in fiscal 1994. 50% or 100% would be paid for incremental improvement for above-plan performance in 1994. In the event of a change of control, the incremental incentive would be paid out at that time based on actual vs plan and using the same ratio for the full fiscal year.

(*)5  Don Taylor

(*)6 Incremental bonus level for 1993 at 100/50 and 100/100 is the same as note (*)4 for 1994.

Note: Except for numbers of people eligible, EBITDA (in "m") and those otherwise indicated, all other numbers are as a % of salary.


                                      3-3



                   STORE MANAGERS, ASSISTANT STORE MANAGERS,
               PHARMACY MANAGERS AND ASSISTANT PHARMACY MANAGERS

                    1994 PERFORMANCE INCENTIVE PLAN SUMMARY
                                 AS OF 2-7-94

ELIGIBILITY:

      All Store Managers, Assistant Store Managers, Pharmacy Managers and Assistant Pharmacy Managers are eligible to participate in the Plan. In order to receive a payout from the Plan, each participant must be actively employed in the position at the time of payment. However, no bonus will be paid unless the total company achieves or is expected to achieve its after bonus EBIT Plan for fiscal 1994.

PERFORMANCE INCENTIVE BONUS:

      Individual stores are required to achieve not less than 97.0% of its Store Controllable Profit target before the following applies:

1.    0.4% of Store Controllable Profit.

II. If the store meets or exceeds its Store Controllable Profit target, then an additional annual incentive will be earned based on the average weekly sales volume of the store for the period in which the bonus is paid.

          AVERAGE                           ADDITIONAL
      WEEKLY SALES                   ANNUAL INCENTIVE

     Less than $100,000                 $ 2,000
     $100,000 to $159,999               $ 4,000
     $160,000 to $199,999               $ 8,000
     $200,000                           $10,000

III.                               PERCENTAGE OF BASE SALARY

     Wage, Benefit and Indirect           6.0%
       Employee Cost Plan
     Supplies and Returned Check Plan     1.0%
     Total Markdown % Plan                1.5%
     Workers Comp. and G/L Incident/
       Dollar Plan                        1.5%

                             Total:      10.0% of Base Salary
4-1



PERFORMANCE INCENTIVE AWARD PAYMENT:

      The incentive (the sum of I, II, and III) will be paid out quarterly based on actual results vs. plan with the final payment made as soon as practical after the close of the fiscal year. Each quarterly payment will have 10% withheld until the final year-end payment is made.

      NOTE:       As in the past, First Assistant Store Managers will
      receive 10% of the Store Manager's Bonus and Second Assistant Store Managers will receive 5% of the Store Manager's Bonus.

TRANSFERS AND NEW HIRES:

      Store Managers shall receive a pro-rata portion of bonus from the previous store and a pro-rata portion from the new store based on length of time assigned to each within the bonus period. Assistant Store Manager's bonus is based on the store last assigned to at the end of the bonus period. Newly eligible or new hires will have their bonus pro-rated based on length of time in their current position.

PHARMACY SALES BONUS:

      Pharmacy management will be paid a bonus based on their sales volume:

      Pharmacy Managers:             0.60% of Sales
     Assistant Pharmacy Managers:   0.45% of Sales

      This incentive will be paid out on a quarterly basis, one quarter in arrears, and is independent of the Corporate EBIT performance.











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